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                                                                  EXHIBIT 23.2




                              ARTHUR ANDERSEN LLP





                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports dated March 6, 1998 included in SubMicron Systems Corporation's Form 10-K for the year ended December 31, 1997 in this Form S-8 Registration Statement.



                                                    /s/ Arthur Andersen LLP




Philadelphia, PA
  December 23, 1998